Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baldwin & Lyons, Inc. (the "Company") on Form 10-K for the annual period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, W. Randall Birchfield, President, Chief Executive Officer and Chief Operating Officer of the Company, and William C. Vens, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Randall Birchfield
W. Randall Birchfield
President, Chief Executive Officer and
Chief Operating Officer
March 13, 2018

/s/ William C. Vens
William C. Vens
Chief Financial Officer
March 13, 2018